Property and equipment, net	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Property and equipment, net

4	Property and equipment, net

	December 31, 2024	December 31, 2025	December 31, 2025
	S$’000	S$’000	US$’000

Computer	75	77	60
Office	3	5	4
Renovation	22	22	17
Operating lease right-of-use assets	153	153	119

Total	253	257	200
Less: accumulated depreciation	(98)	(187)	(146)

Net book value	155	70	54

Depreciation expense for the year ended December 31, 2025 and 2024 was S$89,000 (US$69,000) and S$75,000 respectively.

The Company’s operating lease right-of-use assets is related to the office lease agreements with lease terms for two years. The Company’s lease agreement does not contain any material residual value guarantees or material restrictive convents. Upon adoption of ASU 2016-02, no right-of-use (“ROU”) assets nor lease liability was recorded for the lease with a lease term with one year or less.

RYDE GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS